UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

CHILCO RIVER HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50911 (Commission File Number)	98-0419129 (IRS Employer Identification No.)

355 Lemon Ave., Suite C

Walnut, CA 91789

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (909) 869-7933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 18, 2007, the Board of Directors (the “Board”) to registrant, Chilco River Holdings, Inc., resolved to amend the purchase warrant certificate (“Certificate”) for each Class A Warrant (“Warrant”) to purchase shares of common stock in the registrant (“Shares”) until 5:00 p.m. (California time) on January 20, 2007 to lower the exercise price per Share to US$0.40 and to extend the exercise period to 5:00 p.m. (California time) on February 20, 2007. Before the amendment, the exercise price of the Warrants was $1 (giving effect to the adjustment provision in the Certificate for the Company’ stock split which was completed on July 5, 2006). The amended Warrants may be exercised to obtain an aggregate of 2,101,934 Shares.

The Warrants were previously registered for resale under the Company’s Registration Statement on Form SB-2/A filed on May 19, 2006.

Item 9.01. Financial Statements and Exhibits

None.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHILCO RIVER HOLDINGS, INC. (Registrant)

Date: January 22, 2007	By: /s/ Winston Yen Winston Yen Chief Financial Officer